UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 18, 2013

Keryx Biopharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30929	13-4087132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lexington Avenue

New York, New York 10022

(Address of Principal Executive Offices)

(212) 531-5965

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2013 Annual Meeting of Stockholders held on June 18, 2013, the stockholders of Keryx Biopharmaceuticals, Inc. (the “Company”) approved the 2013 Incentive Plan (the “2013 Plan”). Employees, officers, directors and consultants selected by the Compensation Committee of the Company’s Board of Directors are eligible to participate in the 2013 Plan, including our principal executive officer, principal financial officer and our other named executive officers. A total of 3,500,000 shares of the Company’s common stock are reserved and available for issuance pursuant to awards granted under the 2013 Plan. A description of the material terms of the 2013 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A (File No. 000-30929) as filed with the Securities and Exchange Commission on April 30, 2013.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2013 Annual Meeting of Stockholders the following matters were voted on by the stockholders: the election of directors, the ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013, an amendment to the certificate of incorporation increasing the authorized share capital by 35,000,000 shares of common stock, adopting of the 2013 Incentive Plan (as discussed above), and the advisory vote on the compensation of named executive officers. At the meeting, Ron Bentsur, Kevin J. Cameron, Joseph Feczko, M.D., Wyche Fowler, Jr., Jack Kaye, and Michael P. Tarnok were re-elected to the Board.

The vote with respect to each nominee is set forth below:

Nominee	Total Votes For	Total Votes Withheld	Broker Non-Votes
Ron Bentsur	32,165,259	4,007,894	31,840,669
Kevin J. Cameron	35,800,766	372,387	31,840,669
Joseph Feczko, M.D.	35,948,070	225,083	31,840,669
Wyche Fowler, Jr.	35,783,681	389,472	31,840,669
Jack Kaye	35,941,220	231,933	31,840,669
Michael P. Tarnok	35,741,626	431,527	31,840,669

The vote with respect to the ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013, is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
67,736,049	164,432	113,341	0

The vote with respect to the approval of an amendment to the certificate of incorporation increasing the authorized share capital by 35,000,000 shares of common stock is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
61,800,364	5,531,015	682,443	0

The vote with respect to the approval of the 2013 Incentive Plan is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
34,729,062	1,353,063	91,028	31,840,669

The vote with respect to the advisory vote on the compensation of the Company’s named executive officers is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
34,797,711	1,259,680	115,762	31,840,669

In accordance with the stockholders’ recommendation at the 2011 annual meeting of stockholders held on June 21, 2011, the Company has determined that an advisory vote on the compensation of the named executive officers of the Company will be conducted every year.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

99.1	Keryx Biopharmaceuticals, Inc. 2013 Incentive Plan (incorporated herein by reference from Exhibit B to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 000-30929) filed with the Securities and Exchange Commission on April 30, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERYX BIOPHARMACEUTICALS, INC.
(Registrant)

Date: June 21, 2013	By:	/s/ James Oliviero
	Name:	James Oliviero
	Title:	Chief Financial Officer